Exhibit 32.1
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                        CERTIFICATION OF CEO PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Paragon Technologies, Inc. (the "Company") Quarterly Report on Form 10-Q for the period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Leonard
S. Yurkovic, Acting CEO of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                            /s/ Leonard S. Yurkovic
                            ----------------------------------------------------
                            Leonard S. Yurkovic
                            Acting Chief Executive Officer
                            November 13, 2008